UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 3, 2025

FERGUSON ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42200	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +1-757-874-7795
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ferguson Enterprises Inc. (the “Company”) held its 2025 annual meeting of stockholders on December 3, 2025 (the “Annual Meeting”). See the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2025 for more information on each proposal, including the vote required for each proposal to be passed.
Set forth below are the final voting results from the Annual Meeting.
Based on such results, the stockholders (i) elected each of the eleven director nominees to hold office until the Company’s next annual meeting of stockholders and until such director’s successor shall have been elected and qualified; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the transition period from August 1, 2025 to December 31, 2025; and (iii) approved, on an advisory basis, the fiscal 2025 compensation of the Company’s named executive officers.

Proposal 1: Election of directors

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Rekha Agrawal	167,729,550	830,701	151,836	5,223,823
Kelly Baker	166,956,340	1,663,097	92,650	5,223,823
Rick Beckwitt	168,389,389	225,145	97,553	5,223,823
Bill Brundage	155,601,769	13,015,238	95,080	5,223,823
Geoff Drabble	167,104,953	1,507,836	99,298	5,223,823
Cathy Halligan	167,977,952	615,605	118,530	5,223,823
Brian May	167,597,739	1,013,952	100,396	5,223,823
James S. Metcalf	167,456,013	1,157,755	98,319	5,223,823
Kevin Murphy	168,562,540	49,628	99,919	5,223,823
Alan Murray	158,876,117	9,247,311	588,659	5,223,823
Suzanne Wood	168,579,459	31,916	100,712	5,223,823

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the transition period from August 1, 2025 to December 31, 2025

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
173,671,405	196,866	67,639	N/A

Proposal 3: Advisory vote to approve the fiscal 2025 compensation of the Company’s named executive officers

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
153,746,045	14,092,142	873,900	5,223,823

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson Enterprises Inc.
Date:	December 4, 2025	By:	/s/ Ian Graham
		Name:	Ian Graham
		Title:	Chief Legal Officer & Corporate Secretary